Q2 2025 Earnings Call Presentation August 4, 2025

NON-GAAP FINANCIAL MEASURES This presentation contains references to non-GAAP measures. Adjusted EBITDA (Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization) is defined as operating income excluding: (1) stock-based compensation expense; (2) depreciation; and (3) acquisition-related items consisting of (i) amortization of intangible assets and impairments of goodwill and intangible assets, if applicable, and (ii) gains and losses recognized on changes in the fair value of contingent consideration arrangements, if applicable. The reconciliations between GAAP measures and non-GAAP measures are included in the Appendix to this presentation. FORWARD-LOOKING STATEMENTS This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "anticipates," "estimates," "expects," "plans," “guidance” and "believes," among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to: the future financial performance of IAC and its businesses, the rebrand of Dotdash Meredith as People Inc., business prospects and strategy, anticipated trends and prospects in the industries in which IAC’s businesses operate and other similar matters. Actual results could differ materially from those contained in these forward- looking statements for a variety of reasons, including, among others: (i) our ability to compete with generative artificial intelligence technology and the related disruption to marketing technologies and the publishing industry, (ii) unstable market and economic conditions (particularly those that adversely impact advertising spending levels and consumer confidence and spending behavior), either generally and/or in any of the markets in which our businesses operate, as well as geopolitical conflicts, (iii) our ability to market our products and services in a successful and cost-effective manner, (iv) the display prominence of links to websites offering our products and services in search results, (v) changes in our relationship with (or policies implemented by) Google, (vi) the failure or delay of the markets and industries in which our businesses operate to migrate online and the continued growth and acceptance of online products and services as effective alternatives to traditional products and services, (vii) our continued ability to develop and monetize versions of our products and services for mobile and other digital devices, (viii) the ability of our Digital business to successfully expand the digital reach of our portfolio of publishing brands, (ix) our continued ability to market, distribute and monetize our products and services through search engines, digital app stores, advertising networks and social media platforms, (x) risks related to our Print business including declining revenue, increases in paper and postage costs, reliance on a single supplier to print our magazines and potential increases in pension plan obligations, (xi) our ability to establish and maintain relationships with quality and trustworthy caregivers, (xii) our ability to access, collect, use and protect the personal data of our users and subscribers, (xiii) our ability to engage directly with users, subscribers, consumers and caregivers on a timely basis, (xiv) the ability of our Chairman and Senior Executive and certain members of his family to exercise significant influence over the composition of our board of directors, matters subject to stockholder approval and our operations, (xv) risks related to our liquidity and indebtedness (the impact of our indebtedness on our ability to operate our business, our ability to generate sufficient cash to service our indebtedness and interest rate risk), (xvi) our inability to freely access the cash of People Inc. and its subsidiaries, (xvii) dilution with respect to investments in IAC, (xviii) our ability to compete, (xix) our ability to build, maintain and/or enhance our various brands, (xx) our ability to protect our systems, technology and infrastructure from cyberattacks (including cyberattacks experienced by third parties with whom we do business), (xxi) the occurrence of data security breaches and/or fraud, (xxii) increased liabilities and costs related to the processing, storage, use and disclosure of personal and confidential user information, (xxiii) the integrity, quality, efficiency and scalability of our systems, technology and infrastructure (and those of third parties with whom we do business), (xxiv) changes in key personnel and risks related to leadership transitions and (xxv) changes to our capital deployment strategy. Certain of these and other risks and uncertainties are described in IAC’s filings with the Securities and Exchange Commission (the “SEC”), including the most recent Annual Report on Form 10-K filed with the SEC on February 28, 2025, and subsequent reports that IAC files with the SEC. Other unknown or unpredictable factors that could also adversely affect IAC's business, financial condition and results of operations may arise from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. MARKET AND INDUSTRY DATA We obtained the market and certain other data used in this presentation from our own research, surveys or studies conducted by third parties and industry or general publications, and other publicly available sources. We have not independently verified such data, and we do not make any representations as to the accuracy of such information. NO OFFER OR SOLICITATION This presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities of IAC. This presentation also does not constitute an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. TRADEMARKS This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but we will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. 2

3 Q2: Refreshed brands, new energy, and continued focus on strategic objectives DDM becomes People Inc., with Digital revenue growth accelerating to 9% MGM benefits from diversified gaming portfolio, including strong BetMGM performance Care.com kicks off largest brand/product overhaul in 20 years; positive early trends IAC grows consolidated Adjusted EBITDA 15%; full-year 2025 Adjusted EBITDA guidance of $247 - $285 million “Our appetite to put our cash to work is as strong as ever, be it buying back more of our own stock or going after new strategic fits that emerge. Unconstrained, we intend to do exactly as we set out to do—catalyze opportunities, optimize our assets, and unlock shareholder value.” –Barry Diller, Chairman & Senior Executive, IAC

4

Diversified Brands and Scaled Audiences

People Inc.

Owned & Operated Sites & Experiences


10B+[1]
Sessions Annually
TRAVEL+ LEISURE
Owned Sites
TRENDING ON T+L
FOOD&WINE CLASSIC ASPEN
Events
60+ Annually
People
Bonded for Life
Print
12M+ Subs
People
BEYONCÉ
PEOPLE App
myrecipes
let's get cookin'
MyRecipes - the quick and easy way to save and organize the world's best recipes.
MyRecipes
Save
Save your favorite recipes in one place.
allrecipes
Email
3B/Month

Off-Platform Audiences[2]


60B+[1]
Views Annually
People
AppleNews
Stick of Butter Chicken and Rice
YouTube
The Intern
TikTok
Who is the worst type of person to sit next to on an airplane?
Instagram

Addressable Audiences


4-5x
O&O Avails
D/Cipher+
Premium Open Web + CTV
Target: Chronic migraine sufferers
"vegetarian diets"
Your Questions About Chronic Migraine, Answered
"chronic migraine"
Why Allergy Season Keeps Getting Worse
"outdoor allergens"
"Pilates"

[1] Both annual Sessions for owned and operated properties and off-platform view data for the twelve-month period ended June 30, 2025
[2] Off Platform: views of our content on non-owned, third-party platforms, including AppleNews, social platforms, YouTube and other syndication partners

IAC 5

$75 $74 $93 $137 $164 $168 $212 $238 $260 $0 $50 $100 $150 $200 $250 $300 Q2'23 Q2'24 Q2'25 Non-Sessions-based revenue Sessions-based revenue • 36% of total Q2’25 Digital revenue is non-Sessions-based3 • Non-Sessions-based revenue grew 26% Y/Y in Q2 952 1,321 1,594 1,037 844 608 1,989 2,165 2,202 0 500 1,000 1,500 2,000 2,500 Q2'23 Q2'24 Q2'25 All Other Google Search - - - 9,490 9,718 14,699 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 Q2'23 Q2'24 Q2'25 Engaging & Monetizing Audiences Where They Are 6 Digital RevenueCore Sessions • 64% of total Q2’25 Digital revenue is Sessions-based +29% • Growth in off-platform audiences and increasing advertiser demand driving non-Sessions-based revenue +11% -23% 1 Sessions-based revenue is tied to an ad served or marketing tactic executed on our platform 2 Reflects Off-Platform Views from Core Brands 3 Non-Sessions-based revenue does not require a Session on our platform 1 ‘23-’25 CAGR 35% 36% +5% ‘23-’25 CAGR 31% Off-Platform Views2 +24% ‘23-’25 CAGR +11% +11% 48% 72% 61% 52% 28% 39% 65% 64% 69% (M) (M) ($ M)

Diversified Digital Monetization

People Inc.

Advertising
62% of Digital Revenue; +5% Y/Y

- Ad solutions executed across owned audiences and 3rd party platforms
- D/Cipher+ expands addressable market by 4-5x, introduces CTV targeting opportunity



FOOD & WINE
A TASTE OF THE WILD SIDE
BYRDIE
THE SUMMER ISSUE
LETTER FROM THE
SOUTH'S BEST
InStyle Imagemaker Awards
allrecipes
Baked Ham and Cheese Sliders
People
elf
COMPLEXION BY CAMO.

Performance Marketing
23% of Digital Revenue; +14% Y/Y

- Branded reviews and recommendations driving transactions to retail partners amazon wayfair Walmart NORDSTROM



TRAVEL+ LEISURE
The 13 Most Durable Backpacks for Every Adventure, Tested and Reviewed
We've Tested Over 90 Air Purifiers—These 7 Are the Most Effective
People
The Best Presidents Day Mattress Sales at Amazon, Wayfair, Macy's, and More — Up to 67% Off

Licensing
15% of Digital Revenue; +23% Y/Y

- Brand and content licensing partnerships with AppleNews+, Walmart, OpenAI and others
- Multi-year relationships

News+
Walmart
OpenAI

IAC 7

Investments include: Additional new products to be announced $238 $260 $63 $63 $0 $50 $100 $150 $200 $250 Q2'24 Q2'25 Digital Revenue Digital Adj EBITDA $209 $224 $37 $42 $0 $50 $100 $150 $200 $250 Q1'24 Q1'25 Digital Revenue Digital Adj EBITDA Digital Revenue and Margins 8 Q1’25 ($M) Q2’25 ($M) 19% Margin +9% Y/Y Digital Revenue Growth 7-9% Digital Adjusted EBITDA $68-$73M Digital Adjusted EBITDA Margins 25%-28% Total Adjusted EBITDA $68-$73M Q3’25 Guide 18% Margin +7% Y/Y 24% Margin 27% Margin Anticipate return to Digital Adjusted EBITDA growth in Q3’25 and improving incremental margins

Market Leader Serving Families through Two Channels: Consumer & Enterprise 9 • Care for Business offers employers a full suite of care solutions designed to support and retain workforces. Employers pay an annual subscription or a minimum • Online consumer marketplace directly serves both seekers and caregivers throughout the US, with a variety of subscription plans available $182M $178M +700 Enterprise Clients A leading digital marketplace for finding caregivers $375B+ Market for Family Care, Large TAM across verticals with Growing Demand 5 Verticals Holistic support for all care needs: Child, Senior, Adult, Pet, Housekeeping Largest Child and Senior caregiver pool of any online platform; approximately 700K Caregivers 62% Organic & Direct Load Visitors1 +31M Lives Covered 1. Percent of new, unregistered visitors Revenue (LTM 6/30/25)

Core Consumer metrics are stabilizing for the first time since pandemic tailwinds subsided in 2022 June 2025: Modernized product and fresh campaign to unlock new consumers and drive repeat usage 10 Care.com has the quality care you need Now find it – more easily than ever ⊲ Robust Search & Match ⊲ Improved Messaging ⊲ Refreshed Homepage Better Product Experience Stronger Brand Identity & New Integrated Campaign New brand and messaging behind new product Driving higher reach with emphasis on quality & ease Continued Product Enhancements Pricing & Packaging Optimization Expansion of Senior and Pet Care …with more to come:

Financial Overview 11 1 2024 Adjusted EBITDA includes $18.7M related to the resolution of certain legal matters $197 $218 $210 $191 $182 $133 $145 $165 $178 $178 $328 $363 $375 $370 $360 2021 2022 2023 2024 LTM Q2'25 Consumer Enterprise Revenue by Business Line Adjusted EBITDA1 ($ M) ($ M) $34 $47 $56 $45 $46 2021 2022 2023 2024 LTM Q2'25 3% CAGR 9% CAGR Primed for growth and margin expansion following improved product and marketing

12 We Are Trading at a Substantial Discount Market Value as of (8/1/2025) IAC Share Price $38.83 Shares Outstanding¹ (M): 81.5 Equity Value $3.2B Less: MGM Stake (@ $35.75/sh)2 ($2.3)B Less: IAC Cash3 ($0.8)B Implied Private Holdings Value: $0.1B 1 Fully Diluted Shares Outstanding as of 8/1/2025 2 IAC has approximately $800 million in NOLs to offset against the MGM taxable unrealized gain as of 8/1/2025 3 IAC cash and cash equivalents balance as of 6/30/2025, excluding People Inc. 4 Revenue and Adjusted EBITDA for trailing twelve months ended 6/30/2025 5 People Inc. net debt and leverage as of 6/30/2025 $1B Digital Revenue $312M of Adj. EBITDA4 $1.2B Net Debt <4x Leverage5 $360M of Revenue $46M of Adj. EBITDA4 ~$600M of combined basis Investors Are Effectively Acquiring These Private Holdings for Free

Our Game Plan

IAC

Business Execution

People Inc.

MGM RESORTS INTERNATIONAL

Care.com

Core leadership in place

Corporate cost rationalization

FCF generation / de-levering

Capital Allocation

Capital Return

4.5%/$200M repurchase YTD

New 10M share authorization

M&A

Strategic add-ons

Build new platforms

Opportunistic Divestitures

Bluecrew

Mosaic Group

?

Catalysts

Angi spin-off completed; IAC's 10th fully independent company

?

Proven Framework for Creating Long-Term Shareholder Value

IAC 13

2025 Guidance 14 ($ M) FY 2025 Outlook1,2 Adjusted EBITDA People Inc.3 $330-$340 Care.com 45-55 Search 12-15 Emerging & Other (25-15) Corporate (115-110) Total Adjusted EBITDA $247-$285 Stock-based compensation expense4 (30-25) Depreciation (35-30) Amortization of intangibles (100-90) Total Operating income $82-$140 1 As of Q2 2025 Earnings on 8/4/2025 2 Guidance assumes no future non-recurring expenses such as severance, transactions costs or non-cash lease impairments 3 Excludes approximately $36M non-cash gain from a lease termination in Q1 2025 4 FY 2025 stock-based compensation expense reflects the net reduction in Q1 2025 of approximately $35M of stock- based compensation expense due to the provisions of the January 13, 2025 Employment Transition Agreement between IAC and its former CEO Additional Q3/FY 2025 Observations ▪ People Inc. – In Q3 we expect Digital revenue growth of 7%-9% and total Adjusted EBITDA between $68-$73 million. For FY 2025, we expect Digital revenue growth between 7%-10% given the ongoing volatility in the macro- economic environment. ▪ Care.com – In Q3 we expect revenue declines of 4%-7% and Adjusted EBITDA between $6-$10 million which reflects approximately $3 million expense related to a real estate impairment expected in the quarter. ▪ Search – In Q3 we expect revenue of $55-$65 million and Adjusted EBITDA of $3-$4 million. ▪ Emerging & Other – In Q3 we expect revenue around $16 million and Adjusted EBITDA losses between $5-$10 million. FY 2025 and Q3 2025 include certain non- recurring expenses for certain legacy businesses. ▪ Corporate – FY 2025 Adjusted EBITDA losses reflects severance and related expenses due to headcount reductions and several non-recurring expenses including costs related to the departure of the former IAC CEO and the Angi Inc. spin-off. Most of these expenses were recorded in Q1 2025.

15 Appendix

GAAP to Non-GAAP Reconciliation: People Inc. 16 Q1'24 Q2'24 Q1'25 Q2'25 Q3'25 ($ in M, rounding differences may occur) Guidance Digital Revenue $209 $238 $224 $260 $264-$269 Digital Operating (Loss) Income ($0) $26 $19 $38 $43-$48 Digital Operating Loss (Income) Margin (0%) 11% 8% 15% 16%-18% Stock-based compensation expense 2 3 2 3 3 Depreciation 5 4 3 3 3 Amortization of intangibles 30 30 19 19 19 Digital Adjusted EBITDA $37 $63 $42 $63 $68-$73 Digital Adjusted EBITDA margin 18% 27% 19% 24% 25%-28%

GAAP to Non-GAAP Reconciliation: People Inc. 17 1Represents a gain of $36M related to the termination of a lease for certain unoccupied office space, which otherwise would have expired in 2032.

GAAP to Non-GAAP Reconciliation: People Inc. 18 1The People Inc. cash balance includes $80 million of cash that had been contributed to People Inc. by IAC in June 2025 that was subsequently distributed to IAC by People Inc. in July 2025. .

GAAP to Non-GAAP Reconciliation: Care.com 19 ($ in M, rounding differences may occur) 2021 2022 2023 2024 LTM Q2'25 Operating (Loss) Income ($1) $28 $41 $29 $33 Stock-based compensation expense 3 3 5 5 4 Depreciation 1 2 3 6 5 Amortization of intangibles 31 14 8 5 5 Adjusted EBITDA $34 $47 $56 $45 $46

IAC Q3 2025 Outlook 20 Emerging ($ in M, rounding differences may occur) People Inc. Care.com Search & Other Operating income (loss) $31-$41 $3-$7 $3-$4 ($11-$6) Stock-based compensation expense 7 1 - 1 Depreciation 5 1 - - Amortization of intangibles 25-20 1 - - Adjusted EBITDA $68-$73 $6-$10 $3-$4 ($10-$5)